EXHIBIT 99.1





FOR IMMEDIATE RELEASE




ACCESS INTEGRATED TECHNOLOGIES, INC. ANNOUNCES FISCAL 2004 FOURTH QUARTER AND YEAR-END RESULTS


MORRISTOWN, N.J. - JUNE 10, 2004 - ACCESS INTEGRATED TECHNOLOGIES, INC. ("ACCESSIT" OR THE "COMPANY") (AMEX: AIX) today reported revenues of $2,329,000, EBITDA(1) (defined below) of $52,000, and a net loss of $2,472,000 or a loss of $0.32 per diluted share, for its fourth fiscal quarter ended March 31, 2004.


     For the fiscal year ended March 31, 2004, the Company reported revenues of $7,201,000, EBITDA of $187,000, and a net loss of $4,805,000, or a loss of $1.00 per diluted share, before considering preferred stock accretion of $1,808,000 or $0.37 per diluted share.

FOURTH FISCAL QUARTER AND FISCAL YEAR HIGHLIGHTS

o Quarterly revenues increased by 60%, to $2,329,000 from $1,454,000 in the year ago period. Revenues for the fiscal year ended March 31, 2004 increased to $7,201,000, compared to revenues of $4,228,000 reported in the year ago period, a 70% increase. Results in the current year reflect, in part, the operations of Hollywood Software, Inc., acquired in November 2003 and the acquisition of Core Technology Services, Inc. ("Core"), acquired in January 2004.

o EBITDA for the three and twelve months ended March 31, 2004 was $52,000 and $187,000 respectively, compared to EBITDA of $14,000 and an EBITDA loss of $1,277,000 in the comparable year ago periods, respectively. Adjusted EBITDA(1) (defined below), which also excludes non-cash stock based compensation, for the three and twelve month periods ended March 31, 2004 was $57,000 and $202,000, respectively, compared to adjusted EBITDA of $23,000 and an EBITDA loss of $1,178,000 in the comparable year ago periods, respectively.

o Loss from operations in the March 2004 quarter increased to $725,000, from a loss of $670,000 in the March 2003 quarter. Loss from operations for the fiscal year ended March 2004 decreased to $2,505,000 from a loss of $2,964,000 reported in the year ended March 2003. The improvement in the 2004 fiscal year loss from operations reflects the acquisitions indicated above as well as growth in the Company's existing businesses. Partially offsetting this improvement was an increase in selling, general and administrative expenses, due to increased headcount both from the current year acquisitions and at Access Digital Media and to higher depreciation and amortization resulting from the increased asset base.

----------------

1 EBITDA is defined by the Company to be earnings before interest, taxes, depreciation and amortization, and other income/(expense), net, and non-recurring items. Adjusted EBITDA is defined by the Company to be earnings before interest, taxes, depreciation and amortization, other income/(expense), net, non-recurring items, and non-cash stock-based compensation. EBITDA and Adjusted EBITDA are presented because management believes it provides additional information with respect to the performance of its fundamental business activities. A reconciliation of EBITDA to GAAP net income is included in the table attached to this release. EBITDA is a measure of cash flow typically used by many investors, but is not a measure of earnings as defined under Generally Accepted Accounting Principles, and may be defined differently by others.

o Net loss available to common stockholders for the three and twelve months ended March 31, 2004 was $2,472,000 and $6,613,000, respectively compared to losses of $1,263,000 and $4,261,000 in the year ago periods. Net loss available to common stockholders in the three months ended March 31, 2004 includes certain non-recurring, non-cash charges aggregating $1,547,000, including one-time non-cash interest expense accretion related to the March 2004 exchange of notes payable for Class A Common Stock and new convertible notes and a loss on the early extinguishment of debt. In addition to the above, the twelve month period ended March 31, 2004 includes one-time accretion on preferred stock related to the exchange of all preferred shares for Class A common in November 2003. Together with the above, non-recurring, non-cash charges for the twelve months ended March 31, 2004 totaled $2,538,000. In addition the Company recorded depreciation and amortization, another non-cash expense, for the three and twelve months ended March 31, 2004, which accounted for $777,000 and $2,692,000, respectively, of the loss.

o On January 9, 2004, the Company completed the acquisition of Core. Core is a managed service provider of information technologies and its primary product is remotely managed network services platform. The purchase price consisted of $250,000 in cash and 100,000 shares of restricted Class A Common Stock.

o On March 29, 2004, the Company completed the acquisition of all of the assets of Boeing Digital Cinema, a division of The Boeing Company. The acquired assets include digital projectors, satellite dishes and other equipment installed at 28 screens within 21 theaters in the United States and at one theater in London, England, and satellite transmission equipment located in Los Angeles, CA. The initial purchase price consisted of:
     $250,000 in cash; 53,534 shares of restricted Class A Common Stock; and a four-year note payable with an estimated fair value of $1,367,000.


Bud Mayo, Chief Executive Officer of ACCESSIT, stated, "I am pleased to report that, as we continue to improve our financial performance, we have also achieved one of our principal objectives for 2004: to develop and deploy the technologies and systems that would enable the end-to-end distribution of digital entertainment content. Parts of this effort were the two strategic transactions completed in the fourth quarter, the acquisition of Core Technology Services and Boeing Digital Cinema assets. Core Technology augments our extensive managed service offerings by providing a secure and robust remote network management capability, a vital asset in our ability to electronically manage the distribution of digital content. With the Boeing assets, ACCESSIT is able to demonstrate the power of a fully operational digital distribution system to our movie studio and exhibition customers. With these media services and systems in place, ACCESSIT is now positioned to capitalize on the forthcoming growth opportunities that will come with the adoption of digital cinema."


CONFERENCE CALL NOTIFICATION

ACCESSIT will host a conference call to discuss its financial results at 10:30 a.m. EDT on Thursday, June 10, 2004. The conference can be accessed by dialing 617-786-2960, passcode 55560541 at least five minutes before the start of the call. The conference call will also be webcast simultaneously and will be accessible via the web on ACCESSIT's Web site, WWW.ACCESSITX.COM. A replay of the call will be available at 617-801-6888, passcode 45013001 through Thursday, June 17, 2004.


ACCESS INTEGRATED TECHNOLOGIES, INC. (ACCESSIT) is an early mover in offering a fully managed storage and delivery service for owners and distributors of digital content. Supported by its robust platform of fail-safe Internet data centers (ACCESSCOLOCENTERSSM), ACCESSIT is able to leverage the market-leading role of its Hollywood Software subsidiary with the innovative digital delivery capabilities of its ACCESS Digital Media (ACCESSDM) unit to provide the highest level of technology available to service the emerging digital cinema industry.

SAFE HARBOR STATEMENT

Investors and readers are cautioned that certain statements contained in this document, as well as some statements in other periodic press releases and in the Company's filings with the Securities and Exchange Commission, including the Company's registration statements, quarterly reports on Form 10-QSB and annual report on Form 10-KSB, and some oral statements of ACCESSIT officials during presentations about ACCESSIT, are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"). Forward-looking statements include statements that are predictive in nature, which depend upon or refer to future events or conditions, which include words such as "expects", "anticipates", "intends", "plans", "could", "might",
"believes", "seeks", "estimates" or similar expressions. In addition, any statements concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible future actions, which may be provided by ACCESSIT's management, are also forward-looking statements as defined by the Act. Forward-looking statements are based on current expectations and projections about future events and are subject to various risks, uncertainties and assumptions about ACCESSIT, its technology, economic and market factors and the industries in which ACCESSIT does business, among other things. These statements are not guarantees of future performance and by making these statements ACCESSIT undertakes no specific obligation or intention to update these statements after the date of this release.

                                      # # #
Contact:

Suzanne Tregenza                             Michael Glickman
ACCESSIT                                     The Dilenschneider Group
55 Madison Avenue                            212.922.0900
Suite 300
Morristown, NJ  07960
973.290.0080
WWW.ACCESSITX.COM

                      Access Integrated Technologies, Inc.
                      Consolidated Statements of Operations
                 (In thousands, except share and per share data)
                                   (unaudited)
                                                                               Three Months Ended
                                                                       March 31,                March 31,
                                                                         2003                      2004
                                                                         ----                      ----
Revenues:
  Media services                                                $                --         $            719
  Datacenters                                                                 1,454                    1,610
                                                                -------------------         ----------------
        Total revenues                                                        1,454                    2,329
Costs of revenues (exclusive of depreciation)
  Media services                                                                 --                       94
  Datacenters                                                                   834                      930
                                                                -------------------         ----------------
        Total costs of revenues                                                 834                    1,024
                                                                -------------------        -----------------
     Gross profit                                                               620                    1,305
 Operating expenses
     Selling, general and administrative (excludes non-cash                     597                    1,201
       stock based compensation of $9 in 2003 and $5 in 2004)
     Research and development                                                    --                       47
     Non-cash stock-based compensation                                            9                        5
     Depreciation and amortization                                              684                      777
                                                               --------------------       ------------------
     Total operating expenses                                                 1,290                    2,030
                                                               --------------------       ------------------
Loss from operations                                                          (670)                    (725)

Interest income                                                                 13                         6
Interest expense                                                              (111)                    (153)
Loss on early extinguishment of debt                                             --                    (126)
Non-cash interest expense                                                      (78)                  (1,521)
Other income/(expense), net                                                     (5)                     (38)
                                                              ---------------------        -----------------
Net loss before income taxes                                                  (851)                  (2,557)
Income tax benefit                                                               --                       85
                                                              ---------------------        -----------------
Net loss                                                                      (851)                  (2,472)

Accretion related to redeemable convertible preferred stock                   (323)                        -
Accretion of preferred dividends                                               (89)                        -
                                                                        -----------              -----------
Net loss available to common stockholders                               $   (1,263)              $   (2,472)
                                                                        -----------              -----------
Net loss available to common stockholders per common share
   Basic and diluted                                                    $    (0.42)               $   (0.32)
                                                                        -----------               ----------
Weighted average number of common shares outstanding
   Basic and diluted                                                     3,021,577                 7,664,934
                                                                        ----------                ----------

                      Access Integrated Technologies, Inc.
                     EBITDA and Adjusted EBITDA (as defined)
                        Reconciliation to GAAP Net Income
                                 (In thousands)
                                   (unaudited)
                                                                              Three Months Ended
                                                                       March 31,                March 31,
                                                                         2003                     2004
                                                                         ----                     ----
Net loss                                                             $      (851)           $      (2,472)

Add Back:
   Depreciation and amortization                                             684                      777
   Interest income                                                          (13)                      (6)
   Interest expense                                                          111                      153
   Loss on early extinguishment of debt                                       --                      126
   Non-cash interest expense                                                  78                    1,521
   Income tax benefit                                                         --                       85
   Other income / (expense), net                                                5                      38
                                                                     ------------             -----------
EBITDA (as defined)                                                  $        14              $        52
                                                                     -----------              -----------

ADD BACK:
   Non-cash stock-based compensation                                           9                        5
                                                                     -----------              -----------
Adjusted EBITDA (as defined)                                         $        23              $        57
                                                                     -----------              -----------

                      Access Integrated Technologies, Inc.
                      Consolidated Statements of Operations
                 (In thousands, except share and per share data)
                                                                                   Years Ended
                                                                         March 31,              March 31,
                                                                           2003                    2004
                                                                           ----                    ----
                                                                         (audited)              (unaudited)
Revenues:
  Media services                                                $                --        $           1,356
  Datacenters                                                                 4,228                    5,845
                                                                -------------------        -----------------
        Total revenues                                                        4,228                    7,201
Costs of revenues (exclusive of depreciation)
  Media services                                                                 --                      152
  Datacenters                                                                 3,101                    3,515
                                                               --------------------        -----------------
        Total costs of revenues                                               3,101                    3,667
                                                               --------------------        -----------------
     Gross profit                                                             1,127                    3,534
 Operating expenses
     Selling, general and administrative (excludes non-cash                   2,305                    3,277
        stock based compensation of $99 in 2003 and $15 in 2004)
     Research and development                                                    --                       55
     Non-cash stock-based compensation                                           99                       15
     Depreciation and amortization                                            1,687                    2,692
                                                               --------------------        -----------------
        Total operating expenses                                              4,091                    6,039
                                                               --------------------        -----------------
Loss from operations                                                        (2,964)                  (2,505)

Interest income                                                                  13                        6
Interest expense                                                              (364)                    (542)
Loss on early extinguishment of debt                                             --                    (126)
Non-cash interest expense                                                     (282)                  (1,823)
Other income/(expense), net                                                       8                     (27)
                                                               --------------------        -----------------
Net loss before income taxes                                                (3,589)                  (5,017)
Income tax benefit                                                              185                      212
                                                               --------------------        -----------------
Net loss                                                                    (3,404)                  (4,805)

Accretion related to redeemable convertible preferred stock                   (628)                  (1,588)
Accretion of preferred dividends                                              (229)                    (220)
                                                               --------------------        -----------------
Net loss available to common stockholders                      $            (4,261)        $         (6,613)
                                                               --------------------        -----------------
Net loss available to common stockholders per common share
   Basic and diluted                                           $             (1.41)        $          (1.37)
                                                               --------------------        -----------------
Weighted average number of common shares outstanding
   Basic and diluted                                                      3,027,865                4,826,776
                                                                -------------------         ----------------

                      Access Integrated Technologies, Inc.
                     EBITDA and Adjusted EBITDA (as defined)
                        Reconciliation to GAAP Net Income
                                 (In thousands)
                                                                                  Years Ended
                                                                       March 31,                March 31,
                                                                         2003                     2004
                                                                         ----                     ----
                                                                       (audited)               (unaudited)
Net loss                                                              $   (3,404)              $   (4,805)

Add Back:
   Depreciation and amortization                                           1,687                    2,692
   Interest income                                                           (13)                      (6)
   Interest expense                                                          364                      542
   Loss on early extinguishment of debt                                       --                       126
   Non-cash interest expense                                                 282                     1,823
   Income tax benefit                                                       (185)                     (212)
  Other income / (expense), net                                               (8)                       27
                                                                    -------------             ------------
EBITDA (as defined)                                                 $    (1,277)              $        187
                                                                    ------------              ------------

ADD BACK:
   Non-cash stock-based compensation                                          99                       15
                                                                     -----------               ----------
Adjusted EBITDA (as defined)                                         $   (1,178)               $       202
                                                                     -----------               -----------


                      Access Integrated Technologies, Inc.
                           Consolidated Balance Sheet
                        (In thousands, except share data)
                                                                                  March 31,              March 31,
                                                                                     2003                  2004
                                                                                     ----                  ----
                                                                                   (audited)            (unaudited)
Assets
   Current assets
      Cash and cash equivalents                                                $         956         $     2,330
      Accounts receivable, net                                                            41                 509
      Prepaids and other current assets                                                  287                 296
      Unbilled revenue                                                                    43                   8
                                                                               -------------         -----------
          Total current assets                                                         1,327               3,143

Property and equipment, net                                                            5,133               5,865
Intangible assets, net                                                                 2,309               4,200
Capitalized software costs, net                                                           --               1,430
Goodwill                                                                                  --               5,378
Deferred costs                                                                           212                  91
Unbilled revenue, net of current portion                                                 444                 596
Security deposits                                                                        469                 472
                                                                               -------------         -----------
          Total assets                                                         $       9,894         $    21,175
                                                                               -============         ===========

Liabilities and Stockholders' Equity
   Current Liabilities
    Accounts payable and accrued expenses                                      $         792         $     1,371
    Current portion of notes payable                                                   1,152                 650
    Current portion of customer security deposits payable                                 --                  38

    Current portion of capital leases                                                    261                 115
    Current portion of deferred revenue                                                   76                 755
    Current portion of deferred rent expense                                              --                   2
                                                                               -------------         -----------
    Total current liabilities                                                          2,281               2,931
                                                                               -------------         -----------

    Notes payable, net of current portion                                              1,730               5,589
    Customer security deposits                                                           138                 117
    Deferred revenue, net of current portion                                             287                 271
    Capital leases, net of current portion                                               252                  35
    Deferred rent expense                                                                667                 884
    Minority interest in subsidiary                                                       --                  10
    Deferred tax liability                                                                --               1,520
                                                                                -------------         -----------
          Total liabilities                                                            5,355              11,357
                                                                               -------------         -----------

Commitments and contingencies
Mandatorily redeemable convertible preferred stock
Preferred  stock  with  mandatory  redemption  - Series  A,  $0.001  par  value,
 3,500,000 authorized; issued and outstanding, 2003 - 3,226,538 and
  2004 - 0 shares                                                                        879                  --
Preferred stock with mandatory redemption - Series B, $0.001 par value,
 5,000,000 authorized; issued and outstanding, 2003 - 4,976,391 and
  2004 - 0 shares                                                                      2,032                  --
Redeemable  Class A common stock, issued and outstanding, 2003 - 0 and
2004 - 53,534 shares, respectively                                                        --                 238
                                                                               -------------         -----------

Stockholders' equity
    Class A  common  stock,  $0.001  par  value  per  share;  40,000,000  shares authorized; shares issued and outstanding, 2003 - 2,015,770 and
         2004 - 7,281,730 shares, respectively                                             2                   7

    Class B  common  stock,  $0.001  par  value  per  share;  15,000,000  shares authorized; shares issued and outstanding, 2003 and 2004
         1,005,811 shares, respectively                                                    1                   1
    Additional Paid-In Capital                                                        11,530              24,271
    Deferred Stock-Based Compensation                                                   (11)                  --
    Accumulated Deficit                                                              ( 9,894)            (14,699)
                                                                                  -----------          -----------
          Total Stockholders' Equity                                                   1,628               9,580
                                                                                  ----------          ----------
            Total Liabilities, Mandatorily Redeemable Convertible Preferred
              Stock and Stockholders' Equity                                      $    9,894          $   21,175
                                                                                  ==========          ==========